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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Knight-Ridder, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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To Our Knight Ridder Employee Shareholders:

        Welcome to Internet voting for the Knight Ridder 1999 Annual Meeting to be held at 9:30 a.m. Wednesday, May 12, at the Fairmont Hotel, 170 South Market St., San Jose.

        This year, for the first time, we are asking that you give your proxy for your Knight Ridder shares by Internet.

        In the past, you have received a proxy card in the mail, along with a proxy statement and an annual report. This year, in an effort to reduce costs and facilitate voting, all of this material will be supplied electronically.

        To see the proxy statement and annual report, simply connect to the company's Web site, at www.kri.com, and look under "Financial News." (If you wish to have a paper copy of these documents and/or a paper proxy card, contact Knight Ridder's literature line at 408-938-7878 and they will be mailed to you.)

        To vote on the five items contained in the proxy, you will need to link to our electronic voting site at http://www.eproxy.com/kri/. To do that, you will need to use your unique control number, which is ___________.

        Your vote is important to us. Please record your votes as soon as possible. If you change your mind after voting, simply vote again; the tabulator will record your most recent instruction. Finally, if you experience difficulty connecting to the site, please reply to this message for assistance.

        Thank you for making this new option a success.